Exhibit 10.1

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	24

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
0014	See Block 16C	OS111895

6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201			ASPR-BARDA 330 Independence Ave, S.W., Rm G640 Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		☒	9A. AMENDMENT OF SOLICITATION NO.
CHIMERIX, INC. 1377270 CHIMERIX, INC. 2505 MERIDIAN P 2505 MERIDIAN PKWY STE 340 DURHAM NC 277135246
9B. DATED (SEE ITEM 11)

		☒	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201100013C

10B. DATED (SEE ITEM 13)
CODE 1377270	FACILITY CODE		02/16/2011

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) Net Increase: $5,000,000.00 2013.199202.25106

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☒	D. OTHER (Specify type of modification and authority) Bilateral: Mutual Agreement of the Parties

E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:             33-0903395

DUNS Number:       121785997

A.          The purpose of this modification is to exercise Option 1 under CLIN 0002 of the contract in the amount of

Total Estimated Cost: $[...***...]

Total Fixed Fee: $[...***...]

Total Estimated Cost Plus Fixed Fee: $5,000,000.00

The total period of performance of Option 1 CLIN 0002 under the contract is from 1 June 2013 through 31 May 2014.

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Michael Rogers, Chief Development Officer		ETHAN J. MUELLER
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Michael Rogers (Signature of person authorized to sign)	5/29/13	/s/Ethan J. Mueller (Signature of Contracting Officer)	5/30/13

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA
FAR (48 CFR) 53.243

***Confidential Treatment Requested

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/0014	PAGE OF PAGES
		2	24

NAME OF OFFEROR OR CONTACTOR CHIMERIX, INC. 1377270

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

1. This modification hereby results in an increase in the total amount of the contract from $30,955,542.00 by $5,000,000.00 to $35,955,542.00 as well as the following:

Total Estimated Cost of the Contract: From $[...***...] By $[...***...] To $[...***...]

Total Fixed Fee of the Contract: From $[...***...] By $[...***...] To $[...***...].

Total Estimated Cost Plus Fixed Fee of the Contract: From $30,955,542.00 By $5,000,000.00 To $35,955,542.00.

2. Block 15G of the SF 26, the amount of $30,955,542.00 shall be changed to $35,955,542.00. In Block 14 of the SF 26, the following CAN Number is added:

Appropriation Year: 2013, Object Class: 25106, CAN# 1992002 $5,000,000.00

3. As a result, Attachment 1, Statement of Work dated 19 June 2012, under PART III, LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS, SECTION J – LIST OF ATTACHMENTS is hereby deleted and replaced with the attached Statement of Work dated 23 May 2013.

4. The incorporation of the attached Statement of Work (SOW) changes in the paragraph above also result in the incorporation of the attached changes into the contract into WBS Milestones/Deliverables and Technical Deliverables and Contract Milestones and Go/No Go Decision Gates dated 24 May 2013 under Articles F.2. Deliverables.

5. Under Article B.4. PROVISIONS APPLICABLE TO DIRECT COSTS, b. Travel Costs, 1. Travel, a. is deleted and replaced with the following:

a. Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $[...***...] during the base segment/CLIN 0001 and $[...***...] during Option Period 1/CLIN 0002 without the prior written approval of the Contracting Officer.

6. The first and second sentences in Article G.7. INDIRECT COST RATES of the contract are replaced with the following:

The following rates will be utilized for billing purposes during both the base period/CLIN 0001 and Option 1/CLIN 0002 ONLY.

FY 11 (Retroactive Adjustment base period/CLIN 0001 ONLY) – Fringe Benefits at [...***...]% and Indirect at [...***...]%.

FY 12 and FY 13 (Retroactive Adjustment and Billing, base period/CLIN 0001 ONLY and Billing, Option 1/CLIN 0002 ONLY) – Fringe Benefits at [...***...]% and Indirect at [...***...]%.

7. This modification does not change the scope, the period of performance nor the Continued…

***Confidential Treatment Requested

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/0014	PAGE OF PAGES
		3	24

NAME OF OFFEROR OR CONTACTOR CHIMERIX, INC. 1377270

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

total amount of the base segment/CLIN 0001 under this contract and this modification does not change the scope, the period of performance nor the total amount of option segments 2, 3 and 4 under this contract. This modification does not authorize the performance of option segments 2, 3 and 4 under this contract.

B. All other terms and conditions contract number HHSO100201100013C remain unchanged.

Delivery: 05/31/2014

Delivery Location Code: HHS

HHS

200 Independence Avenue, SW

Washington DC 20201 US

Appr. Yr.: 2013 CAN: 1992002 Object Class: 25106

FOB: Destination

Period of Performance: 02/16/2011 to 05/31/2014

Change Item 2 to read as follows (amount shown is the obligated amount):

2	[...***...]				5,000,000.00
	Reports and Other Data Deliverables. Obligated Amount: $5,000,000.00

NSN 7540-01-152-8067	OPTIONAL FORM 336-(4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

***Confidential Treatment Requested

BARDA Broad Agency Announcement (BAA)

(CBRN-BAA-10-100-SOL-00012)

Advanced Research and Development of Chemical, Biological, Radiological, and

Nuclear Medical Countermeasures

DEVELOPMENT OF CMX-001 FOR THE TREATMENT OF SMALLPOX

 Topical Area of Interest No. 3, Antimicrobial Drugs

Contractual Statement of Work

1.	PREAMBLE

Independently and not as an agency of the Government, the Contractor shall be required to furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the Statement of Work submitted in response to the BARDA Broad Agency Announcement (BAA) CBRN-BAA-10-100-SOL-00012.

In accordance with FAR 52.243-2, Changes-Cost Reimbursement (Alt. V), the Government reserves the right to modify the milestones, progress, schedule, budget, or to add or delete deliverables, process, or schedules if the need arises. Because of the nature of this research and development (R&D) contract and the complexities inherent in this and prior programs, at designated milestones the Government will evaluate whether work should be redirected, removed, or whether schedule or budget adjustments should be made.

1.0	Overall Objectives and Scope

The overall objective of this contract is to advance the development of CMX-001 as a broad-spectrum therapeutic antiviral for the treatment of smallpox infections and dsDNA viruses. The scope of work for this contract includes preclinical, clinical and manufacturing development activities that fall into the following areas: non-clinical efficacy studies; clinical activities; manufacturing activities; and all associated regulatory, quality assurance, management, and administrative activities. The Research and Development (R&D) effort for the antiviral will progress in specific stages that cover the base performance segment and four (4) option segments as specified in this contract. The Contractor must complete specific tasks required in each of the five discrete work segments. The scope of work has been broken into the following five phases which are discrete work segments:

I.	[...***...]
II.	[...***...]
III.	[...***...]
IV.	[...***...]
V.	[...***...]

***Confidential Treatment Requested

2.	PHASE I. [...***...]

Research and development of CMX-001 for the treatment of smallpox and dsDNA viruses to include the following activities: [...***...]. The contractor shall carry out the following tasks and subtasks and in accordance with an agreed upon Integrated Master Schedule and Integrated Master Plan (defined in 2.1.8 and 2.1.9 below) which shall further detail the conduct of the specific tasks and subtasks.

2.1	Program Management

The Contractor shall provide for the following as outlined below and in the contract deliverables list (Article F.2):

2.1.1	The overall management, integration and coordination of all contract activities, including a technical and administrative infrastructure to ensure the efficient planning, initiation, implementation, and direction of all contract activities;

2.1.2	A Principal Investigator (PI) responsible for project management, communication, tracking, monitoring and reporting on status and progress, and modification to the project requirements and timelines, including projects undertaken by subcontractors; The contract deliverables list (reference), identifies all contract deliverables and reporting requirements for this contract.

2.1.3	Project Manager(s) with responsibility for monitoring and tracking day-to-day progress and timelines, coordinating communication and project activities; costs incurred; and program management; The contract deliverables list (reference), identifies all contract deliverables and reporting requirements for this contract.

2.1.4	A BARDA Liaison with responsibility for effective communication with the Project Officer and Contracting Officer.

2.1.5	Administrative and legal staff to provide development of compliant subcontracts, consulting, and other legal agreements, and ensure timely acquisition of all proprietary rights, including IP rights, and reporting all inventions made in the performance of the project.

2.1.6	Administrative staff with responsibility for financial management and reporting on all activities conducted by the Contractor and any subcontractors.

***Confidential Treatment Requested

2.1.7	Contract Review Meetings.
2.1.7.1	The Contractor shall participate in regular meetings to coordinate and oversee the contract effort as directed by the Contracting and Project Officers. Such meetings may include, but are not limited to, meeting of the Contractors and subcontractors to discuss clinical manufacturing progress, product development, product assay development, scale up manufacturing development, clinical sample assays development, preclinical/clinical study designs and regulatory issues; meetings with individual contractors and other HHS officials to discuss the technical, regulatory, and ethical aspects of the program; and meeting with technical consultants to discuss technical data provided by the Contractor.
2.1.7.2	The Contractor shall participate in teleconferences every two weeks between the Contractor and subcontractors and BARDA to review technical progress. Teleconferences or additional face-to-face meetings shall be more frequent at the request of BARDA.
2.1.8	Integrated Master Schedule
2.1.8.1	Within 30 calendar days of the effective date of the contract, the Contractor shall submit a first draft of an updated Integrated Master Schedule in a format agreed upon by BARDA to the Project Officer and the Contracting Officer for review and comment. The Integrated Master Schedule shall be incorporated into the contract, and will be used to monitor performance of the contract. Contractor shall include the key milestones and Go/No Go decision gates. The 1MS for the period of performance will be mutually agreed upon at the PMBR
2.1.9	Integrated Master Plan
2.1.9.1	Work Breakdown Structure: The Contractor shall utilize a WBS template agreed upon by BARDA for reporting on the contact. The Contractor shall expand and delineate the Contract Work Breakdown Structure (CWBS) to a level agreed upon by BARDA as part of their Integrated Master Plan for contract reporting. The CWBS shall be discernable and consistent. BARDA may require Contractor to furnish WBS data at the work package level or at a lower level if there is significant complexity and risk associated with the task.
2.1.9.2	GO/ NO-GO Decision Gates: The Integrated Master Plan outlines key milestones with “Go/No Go” decision criteria (entrance and exit criteria for each phase of the project). The project plan should include, but not be limited to, milestones in manufacturing, non-clinical and clinical studies, and regulatory submissions.
2.1.9.3	Earned Value Management System Plan: Subject to the requirements under HHSAR Clause 352.234-4, the Contractor shall use principles of Earned Value Management System (EVMS) in the management of this contract. The Seven Principles are:

I.	Plan all work scope for the program to completion.

II.	Break down the program work scope into finite pieces that can be assigned to a responsible person or organization for control of technical, schedule, and cost objectives.
III.	Integrate program work scope, schedule, and cost objectives into a performance measurement baseline plan against which accomplishments may be measured. Control Changes to the baseline.
IV.	Use actual cost incurred and recorded in accomplishing the work performed.
V.	Objectively assess accomplishments at the work performance level.
VI.	Analyze significant variances from the plan, forecast impacts, and prepare an estimate at completion based on performance to date and work to be performed.
VII.	Use earned value information in the company’s management processes.

Elements of EVMS shall be applied to all Cost Plus Fixed Fee CLINs as part of the Integrated Master Project Plan, the Contractor shall submit a written summary of the management procedures that it will establish, maintain and use to comply with EVMS requirements.

2.1.10	Decision Gate Reporting: On completion of a stage of the product development, as defined in the agreed upon Integrated Master Schedule and Integrated Master Plan, the Contractor shall prepare and submit to the Project Officer and the Contracting Officer a Decision Gate Report that contains (i) sufficient detail, documentation and analysis to support successful completion of the stage according to the predetermined qualitative and quantitative criteria that were established for Go/No Go decision making; and (ii) a description of the next stage of product development to be initiated and a request for approval to proceed to the next stage of product development.

2.1.11	Risk Management Plan: The Contractor shall develop a risk management plan within 90 days of contract award highlighting potential problems and/or issues that may arise during the life of the contract, their impact on cost, schedule and performance, and appropriate remediation plans. This plan should reference relevant WBS elements where appropriate. Updates to this plan shall be included every three months (quarterly) in the monthly Project Status Report.

2.1.12	Performance Measurement Baseline Review (PMBR): The Contractor shall submit a plan for a PMBR to occur within 90 days of contract award. At the PMBR, the Contractor and BARDA shall mutually agree upon the budget, schedule and technical plan baselines (Performance Measurement Baseline). These baselines shall be the basis for monitoring and reporting progress throughout the life of the contract. The PMBR is conducted to achieve confidence that the baselines accurately capture the entire technical scope of work, are consistent with contract schedule requirements, are reasonably and logically planned, and have adequate resources assigned. The goals of the PMBR are as FOLLOWS:

I.	Jointly assess areas such as the Contractor’s planning for complete coverage of the SOW, logical scheduling of the work activities, adequate resources, and identification of inherent risks
II.	Confirm the integrity of the Performance Measurement Baseline (PMB)
III.	Faster the use of EVM as a means of communication
IV.	Provide confidence in the validity of Contractor reporting
V.	Identify risks associated with the PMB
VI.	Present any revised PMBs for mutual agreement
VII.	Present an Integrated Master Schedule: The Contractor shall deliver an initial program level Integrated Master Schedule (IMS) that rolls up all time-phased WBS elements down to the activity level. This IMS shall include the dependencies that exist between tasks. This IMS will be agreed to and finalized at the PMBR. DI-MGMT-81650 may be referenced as guidance in creation of the IMS (see http://www.acq.osd.mil/pm/).
VIII.	Present the Risk Management Plan

2.1.13	Deviation Request: During the course of contract performance, in response to a need to change IMS activities as baselined at the PMBR, the Contractor shall submit a Deviation Report. This report shall request a change in the agreed-upon IMS and timelines. This report shall include: (i) discussion of the justification/rationale for the proposed change; (ii) options for addressing the needed changes from the agreed upon timelines, including a cost-benefit analysis of each option; and (iii) recommendations for the preferred option that includes a full analysis and discussion of the effect of the change on the entire product development program, timelines, and budget.

2.1.14	Monthly and Annual Reports: The Contractor shall deliver Project Status Reports on a monthly basis. The reports shall address the items below cross referenced to the WBS, SOW, IMS, and EVM:
I.	Executive summary highlighting the progress, issues, and relevant activities in manufacturing, non-clinical, clinical, and regulatory;

II.	Progress in meeting contract milestones, detailing the planned progress and actual progress during the reporting period, explaining any differences between the two and corrective steps;

III.	Updated IMS;
IV.	Updated EVM;
V.	Updated Risk Management Plan (Every 3 months);
VI.	Three month rolling forecast of planned activities;
VII.	Progress of regulatory submissions;
VIII.	Estimated and actual expenses;

2.1.15	Data Management: The Contractor shall develop and implement data management and quality control systems/procedures, including transmission, storage, confidentiality, and retrieval of all contract data;

2.1.15.1	Provide for the statistical design and analysis of data resulting from the research;

2.1.15.2	Provide raw data or specific analyses of data generated with contract funding to the Project Officer, upon request.

2.2	Non-Clinical Toxicology
2.2.1	N/A (no scope)

2.3	Non-Clinical
2.3.1	Develop and validate [...***...] to lower [...***...].
2.3.2	[...***...]: Conduct [...***...] studies including [...***...] studies, [...***...], and [...***...] studies in [...***...].
2.3.3	[...***...]
2.3.3.1	Conduct [...***...] study in [...***...].
2.3.3.2	Conduct [...***...] studies including [...***...] studies, [...***...] studies including [...***...] for CMX-001 and [...***...] in [...***...].
2.3.4	Use of [...***...] as a CMX-001 Surrogate in [...***...] Studies.
2.3.4.1	Dose [...***...] with [...***...] to identify the concentration of the [...***...] in [...***...] associated with [...***...] of [...***...].
2.3.5	Scaling of [...***...] to [...***...] by conducting studies with [...***...] to determine [...***...] in [...***...].
2.3.6	[...***...] determination of CMX001, [...***...] and [...***...] in the [...***...].
2.3.7	Conduct [...***...] experiments to demonstrate [...***...] following effective [...***...] prior to [...***...].
2.3.8	Conduct studies to optimize [...***...] in [...***...].
2.3.9	Conduct CMX-001 [...***...] study in [...***...] at a dose of CMX001 equivalent or less than [...***...] with treatment beginning at the [...***...].

***Confidential Treatment Requested

2.4	Clinical

2.4.1	Measurement of [...***...] levels in [...***...] and correlate the [...***...] levels to studies conducted in [...***...].
2.4.2	Conduct expanded access protocol ([...***...]).
2.4.3	Analyze data and provide a Final Report for [...***...] evaluation of CMX001 in patients ([...***...])

2.5	Regulatory

2.5.1	Engaging the FDA on a path to support the treatment of smallpox indication with CMX-001
2.5.2	Preparing materials for and requesting, scheduling and participating in all meetings with the FDA, including meetings to review EUA and/or all other data packages;
2.5.3	Providing BARDA with (i) the initial draft minutes and final draft minutes of any formal meeting with the FDA; (ii) final minutes of any informal meeting with the FDA;
2.5.4	Obtain FDA concurrence on the feasibility of the proposed [...***...] with CMX001/[...***...]/[...***...] in the [...***...] ([...***...]), including FDA feedback on [...***...] and review of data for the first [...***...] enrolled in the [...***...] sub-study
2.5.5	Develop and submit a revised [...***...] for CMX001 for Treatment of Smallpox, including [...***...] for FDA review and comment, and revise the [...***...] as requested by FDA

2.6	CMC

2.6.1	Validation of the [...***...] process: Validation of the process to demonstrate the [...***...] of a [...***...] of acceptable quality will be performed.
2.6.2	Validation of the [...***...] process to produce [...***...]: Validation of the process to demonstrate the [...***...] of a [...***...] of acceptable quality will be performed.

3.	PHASE II: [...***...]

Research and development of CMX001 for the treatment of smallpox to include the following activities: [...***...]. The contractor shall carry out the following tasks and subtasks and in accordance with the agreed upon Integrated Master Schedule and Integrated Master Plan (defined in 2.1.8 and 2.1.9) which shall further detail the conduct of the specific tasks and subtasks.

***Confidential Treatment Requested

3.1	Program Management (consistent with section 2.1)

3.1.1	Program management scope in BASE year is consistent with program management scope in each option year.

3.2	Non-Clinical toxicology

3.2.1	N/A (no scope)

3.3	Non-Clinical

3.3.1	Quantify [...***...] concentrations in [...***...] from [...***...].

3.3.2	Determine [...***...] for CMX001 in [...***...] in [...***...].

3.3.3	Scaling of [...***...] to [...***...] – Review with BARDA and FDA the [...***...] generated to support scaling between [...***...] and [...***...] using [...***...] as well as comparisons of [...***...] in the [...***...].

3.3.4	Determine [...***...] for CMX001 in [...***...] in [...***...].

3.3.5	Conduct [...***...].

3.3.6	Conduct [...***...] and [...***...]

3.3.7	Chimerix will provide [...***...] for the [...***...] and [...***...] conducted under [...***...]

3.4	Clinical

3.4.1	N/A (No scope)

***Confidential Treatment Requested

3.5	Regulatory

3.5.1	Engaging the FDA on a path to support the treatment of smallpox indication with CMX001

3.5.2	Generating all necessary documentation for [...***...]. [...***...]

3.5.3	Preparing materials for and requesting, scheduling and participating in all meetings with the FDA, including meetings to review EUA (if needed) and/or all other data packages;

3.5.4	Providing BARDA with (i) the initial draft minutes and final draft minutes of any formal meeting with the FDA relating to the smallpox program; (ii) final draft minutes of any informal meeting with the FDA relating to the smallpox program,

3.6	CMC

3.6.1	N/A (No scope)

4.	PHASE III: [...***...]

Research and development of CMX-001 for the treatment of smallpox and dsDNA viruses to include the following activities: [...***...]. The contractor shall carry out the following tasks and subtasks and in accordance with agreed upon Integrated Master Schedule and Integrated Master Plan (defined in 2.1.8 and 2.1.9) which shall further detail the conduct of the specific tasks and subtasks.

4.1	Program Management (Consistent with section 2.1)

4.1.1	Program management scope in BASE year is consistent with program management scope in each option year.

4.2	Non-toxicology

4.2.1	N/A (no scope)

***Confidential Treatment Requested

4.3	Non-Clinical
4.3.1	[...***...] studies: [...***...] will be conducted with the [...***...] of CMX001 identified in the [...***...] studies. [...***...] will be [...***...] to receive [...***...] beginning at the [...***...]. These studies will include [...***...] and [...***...] as well as [...***...] including [...***...] in [...***...]. The primary endpoint will be [...***...]
4.3.2	[...***...] studies: This study will determine the [...***...] at the [...***...]. [...***...] and [...***...] at the [...***...]. The primary endpoint will be [...***...]
4.3.3	Initiate [...***...]: Conduct [...***...] studies for [...***...]. This study will determine the [...***...] at doses selected based on [...***...]. [...***...] and [...***...].

4.4	Clinical
4.4.1	Phases I [...***...] study, If acceptable to FDA, the [...***...] database will be supplemented by a study in [...***...]. The size of this study will be determined to ensure an adequate [...***...] database is available at the time of [...***...]
4.4.2	[...***...] study. This study will [...***...] doses of CMX001 to [...***...] to determine if the [...***...] of CMX001 are comparable to those observed for [...***...], and to determine if any dose adjustment is necessary in [...***...].

4.5	Regulatory

4.5.1	Generating all necessary data and preparing documentation for [...***...] submissions to regulatory agencies;

4.5.2	Preparing materials for and requesting, scheduling and participating in all meetings with the FDA, including meetings to review [...***...], EUA and/or all other data packages;

4.5.3	Providing BARDA with (i) the initial draft minutes and final draft minutes of any formal meeting with the FDA; (ii) final draft minutes of any informal meeting with the FDA;

4.5.4	Filing of [...***...]

***Confidential Treatment Requested

4.6	CMC

4.6.1	Manufacture of [...***...] in sufficient quantities for use in non-clinical and late phase clinical studies. Develop [...***...].

5.	PHASE IV: [...***...]

Research and development of CMX-001 for the treatment of smallpox to include the following activities: [...***...]. [...***...] studies and phase I [...***...] study. The contractor shall carry out the following tasks and subtasks and in accordance with agreed upon Integrated Master Schedule and Integrated Master Plan (defined in 2.1.8 and 2.1.9) which shall further detail the conduct of the specific tasks and subtasks.

5.1	Program Management (Consistent with section 2.1)

5.1.1	Program management scope in BASE year is consistent with program management scope in each option year.

5.2	Non-Clinical toxicology

5.2.1	N/A (no scope)

5.3	Non-Clinical

5.3.1	[...***...] studies. [...***...] will be randomized to receive [...***...] beginning at the [...***...]. These studies will include [...***...] and [...***...] as well as [...***...] including [...***...]. The primary endpoint will be [...***...]

5.3.2	[...***...] Studies. This study will determine the [...***...] at the [...***...]. [...***...] and [...***...] at the [...***...]. The primary endpoint will be [...***...]. If FDA requires a [...***...] in the [...***...] studies, the [...***...] study may not be needed.

5.3.3	Conduct [...***...] Studies. This study will determine the [...***...] at the [...***...]. [...***...] and [...***...] at the [...***...].

***Confidential Treatment Requested

5.4	Clinical

5.4.1	Phase 3 development including [...***...] study, [...***...] study, phases II [...***...] study. A [...***...] study will be conducted to compare the [...***...] of CMX001 in [...***...] to [...***...]. A [...***...] study will be conducted to compare the [...***...] of CMX001 when [...***...]. A [...***...] study will be conducted to [...***...] to support an NDA.

5.5	Regulatory

5.5.1	Generating all necessary data and preparing documentation for NDA submissions to regulatory agencies;
5.5.2	Preparing materials for and requesting, scheduling and participating in all meetings with the FDA, including meetings to review IND, EUA and/or all other data packages;
5.5.3	Providing BARDA with (i) the initial draft minutes and final draft minutes of any formal meeting with the FDA; (ii) final draft minutes of any informal meeting with the FDA;

5.6	CMC

5.6.1	[...***...]. [...***...] of the process to demonstrate the [...***...] of a [...***...] will be performed.

6.	PHASE V: [...***...]

Research and development of CM-X-001 for the treatment of smallpox to include the following activities: [...***...]. The contractor shall carry out the following tasks and subtasks and in accordance with an agreed upon Integrated Master Schedule and Integrated Master Plan (defined in 2.1.8 and 2.1.9) which shall further detail the conduct of the specific tasks and subtasks.

6.1	Program Management (Consistent with section 2.1)
6.1.1	Program management scope in BASE year is consistent with program management scope in each option year.

6.2	Non-Clinical toxicology
6.2.1	N/A (no scope)

6.3	Non-Clinical
6.3.1	[...***...] Studies. This study replicates [...***...] if a [...***...] is necessary to achieve a [...***...] result.

***Confidential Treatment Requested

6.4	Clinical

6.4.1	Compile [...***...]. A database of [...***...] data collected from all CMX001 clinical studies, irrespective of [...***...], will be populated and analyzed in order to support an [...***...] for smallpox.

6.5	Regulatory

6.5.1	Generating all necessary data and preparing documentation for NDA submissions to regulatory agencies;
6.5.2	Submitting NDA documentation to the FDA in a timely manner, consistent with timelines set out in the contract and by the FDA.
6.5.3	Preparing materials for and requesting, scheduling and participating in all meetings with the FDA, including meetings to review IND, EUA and/or all other data packages;
6.5.4	Providing BARDA with (i) the initial draft minutes and final draft minutes of any formal meeting with the FDA; (ii) final draft minutes of any informal meeting with the FDA;

6.6	CMC

6.6.1	[...***...]. [...***...] of the process to demonstrate the [...***...] of a [...***...] will be performed.

7.	Other Items

7.1	Facilities, Equipment and Other Resources. (Contract: Section J)

The Contractor shall provide equipment; facilities and other resources required for implementation of the SOW dated January 11, 2011 to comply with all Federal and HHS regulations in:

7.1.1	The [...***...] and use of [...***...];
7.1.2	The acquisition, handling, storage and shipment of [...***...], including [...***...] required for working with the [...***...];
7.1.3	The [...***...] of [...***...] under cGMP;
7.1.3.1	The design and conduct of [...***...]; and
7.1.3.2	The conduct of [...***...] studies to determine [...***...] of [...***...]

7.1.4	Design and conduct of [...***...] under GCP.

***Confidential Treatment Requestedm

REVISED MILESTONES ARTICLE F.2 DELIVERABLES

Current Milestone #	Milestone Definition	Go Criteria	No-Go Criteria	Deliverable	WBS/SOW #	Segment
1.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
2.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
3.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
4.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

1.

5.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
6.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

7.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
8.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
9.	No longer in development plan.				N/A	N/A
10.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

11.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
12.	No longer in development plan.				N/A	N/A
13.	No longer in development plan.				N/A	N/A
14.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
15.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

16.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

17.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
18.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
19.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
20.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

21.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
22.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
23.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
24.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
25.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested

26.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
BCA MILESTONE	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
NEW OPTION 1 MILESTONE TO BE ADDED TO ARTICLE F.2 DELIVERABLES OF THE CONTRACT
28.	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

***Confidential Treatment Requested